EXECUTION VERSION

April 17, 2015

Commonwealth Bank of Australia, 599 Lexington Avenue, 17th Floor New York, NY 10022 Attn:Director, Project Finance

Ladies and Gentlemen:

Reference is made to that certain (a) Credit Agreement, dated as of July 18, 2014 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among MDW Pan LLP, as Borrower, Commonwealth Bank of Australia, as Administrative Agent, Collateral Agent, Technical Agent and Initial Lender, and the other Lenders named therein from time to time, and (b) Guaranty, dated as of July 18, 2014 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Guaranty”), among Midway Gold Corp. and Midway Services Company, as Continuing Guarantors, and each of the other Guarantors from time to time party thereto in favor of Commonwealth Bank of Australia, as Administrative Agent and Collateral Agent.  Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement and the Guaranty, as applicable.

1.	Consents

In accordance with Section 8.12 of the Guaranty and Section 15.01 of the Credit Agreement,  and notwithstanding Sections 6.01(a) and 6.01(b) of the Guaranty or Sections 7.01(a), 7.01(b) and 11.01 of the Credit Agreement,  the Borrower and each of the other Loan Parties hereby request that the Administrative Agent, the Collateral Agent and the Majority Lenders evidence their approval and consent to the following by signing the signature pages for such parties attached hereto:

(a) the execution, delivery and performance by the Borrower, the Sponsor, and each of the other Loan Parties of (i) the Subordinated Credit Agreement in the form attached hereto as Exhibit A (the “Subordinated Credit Agreement”) (it being agreed that any funds advanced to the Borrower thereunder shall be deposited in the Proceeds Account and, except as set forth in this letter agreement, applied in accordance with the terms and conditions set forth in the Credit Agreement) and (ii) the Guaranty in the form attached hereto as Exhibit B (the “Subordinated Guaranty”);

(b) the execution, delivery and performance by the Borrower, the Sponsor and each of the other Loan Parties of each of the Collateral Documents (as defined in the

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Subordinated Credit Agreement, the “Subordinated Collateral Documents”)  referred to therein;  provided that such Subordinated Collateral Documents shall be substantially in the form of the Collateral Documents entered into in accordance with the Credit Agreement and shall not impose representations, covenants, defaults or other restrictions on the Borrower that are more restrictive than those set forth in the Collateral Documents entered into in accordance with the Credit Agreement; and

(c) following the occurrence of the Initial Funding Date (as defined in the Subordinated Credit Agreement), the Borrower shall be permitted to make Restricted Payments from the Proceeds Account to the Sponsor for purposes of funding general working capital expenses of the Sponsor (“Permitted Covered Expenses”); provided that (i) such transfers shall not be made on or after the Economic Completion Date and (ii) in no event shall the amount of such transfers, individually or in the aggregate, exceed the aggregate principal amount of Loans (as defined in the Subordinated Credit Agreement) then disbursed to the Borrower.

2.	Conditions Precedent

This letter agreement shall become effective only upon the satisfaction of each of the following conditions precedent, each of which shall be in form and substance satisfactory to the Administrative Agent and the Collateral Agent:

(a) the Administrative Agent and the Collateral Agent shall have received counterparts of this letter agreement duly executed by each of the Loan Parties, the Administrative Agent and the Collateral Agent;

(b) the Administrative Agent and the Collateral Agent shall have received a Subordination Agreement in the form attached hereto as Exhibit C (the “Subordination Agreement”) duly executed by each of the parties thereto; and

(c) payment of all fees and expenses currently due and payable by the Loan Parties under the Loan Documents, including pursuant to Section 15.04 of the Credit Agreement.
3.	Representations and Warranties

The Borrower, the Sponsor and each of the other Loan Parties hereby represents and warrants to the Administrative Agent and the Collateral Agent (for the benefit of the Secured Parties) as follows as of the date hereof:

(a) such party has all requisite corporate power and authority to enter into this letter agreement, the Subordinated Credit Agreement, the Subordinated Guaranty, the Subordination Agreement and each other Loan Document (as defined in the Subordinated Credit Agreement, the “Subordinated Loan Document”) to which it is a party;

(b) the execution and delivery of this letter agreement, the Subordinated Credit Agreement, the Subordinated Guaranty, the Subordination Agreement and each other Subordinated Loan Document to which it is a party, and the performance of its obligations

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thereunder, have been duly authorized by all necessary corporate action on the part of such party;

(c) each of this letter agreement, the Subordinated Credit Agreement, the Subordinated Guaranty, the Subordination Agreement and each other Subordinated Loan Document to which it is a party (i) does not require any consent or approval of, notice to, or any other action by or before, any Governmental Authority, except such as have been obtained or made and are in full force, (ii) will not violate any Applicable Law or regulation or the charter, bylaws or other organizational documents of such party or any applicable order of any Governmental Authority, (iii) will not violate or result in a default under any material indenture, agreement or other instrument binding upon such party or its assets, or give rise to a right thereunder to require any payment to be made by such party and (iv) will not result in the creation or imposition of any Lien on any asset of the Borrower, except as expressly permitted under this letter agreement;

(d) this letter agreement has been duly executed and delivered by such party and is the legally valid and binding obligation of such party enforceable against such party in accordance with its terms;

(e) except as previously disclosed to the Secured Parties in writing, the representations and warranties of such party contained in the Credit Agreement, the Guaranty or any other Loan Document are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date;

(f) except as previously disclosed to the Secured Parties in writing, (i) no Prospective Event of Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this letter agreement and (ii) there is no fact known to such party that could reasonably be expected to have a Material Adverse Effect; and

(g) this letter agreement, and the documents, certificates and other writings delivered to the Secured Parties in connection with the transactions contemplated hereby, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made.

4.	Miscellaneous

In connection with this letter agreement, the Borrower shall pay or cause to be paid to the Administrative Agent a fee equal to U.S.$350,000 (the “Amendment Fee”).  The Amendment Fee shall be earned on the date hereof and shall become due and payable in full on July 31, 2015.  The Borrower agrees that, once paid, the Amendment Fee (or any portion thereof) will not be refundable under any circumstances.  The Amendment Fee will be paid in immediately available funds, shall not be subject to reduction by way of set-off or counterclaim, and may be shared

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among the Lenders and the Agents (and their respective affiliates) as the Administrative Agent may determine in its sole discretion.

Upon the effectiveness of this letter agreement, each reference in the Guaranty to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Guaranty, and each reference in the Credit Agreement and the other Loan Documents to “the Guaranty”, “thereunder”, “thereof” or words of like import referring to the Guaranty, shall mean and be a reference to the Guaranty, as in effect after giving effect to this letter agreement.

The Credit Agreement, the Guaranty and each of the other Loan Documents are and shall continue to be in full force and effect and, except as otherwise waived in accordance with the terms hereof, are hereby in all respects ratified and confirmed.  The execution, delivery and effectiveness of this letter agreement shall not, except as expressly provided herein, constitute a waiver of any provision of any of the Loan Documents (including, without limitation, Section 2.06 of the Guaranty).  By signing this letter agreement, each of the Guarantors (a) consents to the Borrower’s execution, delivery and performance of the Subordinated Credit Agreement, the Subordination Agreement and each other Subordinated Loan Document (as defined in the Subordinated Credit Agreement) to which the Borrower will be a party and (b) reaffirms that the Loan Documents (including without limitation the Guaranty and Pledge Agreements) to which it is a party (and its obligations thereunder) shall continue to remain in full force and effect after giving effect to the transactions contemplated in this letter agreement.

In case any provision herein or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

This letter agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this letter agreement by electronic means shall be effective as delivery of a manually executed counterpart of this letter agreement.

This letter agreement shall be governed by, and construed in accordance with, the law of the State of New York.

[Signature pages follow]

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MDW PAN LLP, as Borrower

By: MDW Pan Holding Corp., its Managing Partner

By:   ________________________________
Name: Bradley Blacketor
Title:   Treasurer

MIDWAY GOLD CORP.

By:   ________________________________
Name: Bradley Blacketor
Title:   Chief Financial Officer

MIDWAY GOLD US INC.

By:   ________________________________
Name: Bradley Blacketor
Title:   Senior Vice President & Treasurer

GEH (U.S.) HOLDING INC.

By:   ________________________________
Name: Bradley Blacketor
Title:   Treasurer

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MDW GOLD ROCK LLP

By: MDW-GR Holding Corp., its Managing Partner

By:   ________________________________
Name: Bradley Blacketor
Title:   Treasurer

MDW‑GR HOLDING CORP.

By:   ________________________________
Name: Bradley Blacketor
Title:   Treasurer

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MDW PAN HOLDING CORP.

By:   ________________________________
Name: Bradley Blacketor
Title:   Treasurer

MIDWAY EXPLORATION LLC

      By: Midway Gold US Inc., its Sole Manager

By:   ________________________________
Name: Bradley Blacketor
Title:   Senior Vice President & Treasurer

MIDWAY GOLD REALTY LLC

      By: Midway Gold US Inc., its Sole Member

By:   ________________________________
Name: Bradley Blacketor
Title:   Senior Vice President & Treasurer

MIDWAY GOLD ROCK MINE CO.

By:   ________________________________
Name: Bradley Blacketor
Title:   Treasurer

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MIDWAY PAN MINE CO.

By:   ________________________________
Name: Bradley Blacketor
Title:   Treasurer

MIDWAY SERVICES COMPANY

By:   ________________________________
Name: Bradley Blacketor
Title:   Treasurer

MINE SERVICES LLC

      By: Midway Gold US Inc., its Sole Member

By:   ________________________________
Name: Bradley Blacketor
Title:   Senior Vice President & Treasurer

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GEH (B.C.) HOLDING INC.

By:   _______________________________
Name:
Title:

GOLDEN EAGLE HOLDING INC.

By:   _______________________________
Name:
Title:

MDW MINE ULC

By:   _______________________________
Name:
Title:

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COMMONWEALTH BANK OF AUSTRALIA, as Administrative Agent, Collateral Agent and Lender

By:________________________________
Name:
Title:

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